SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2012

MONY LIFE INSURANCE COMPANY OF AMERICA

(Exact name of Registrant as specified in its charter)

Arizona	333-65423	86-0222062
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Avenue of the Americas New York, New York (Address of principal executive offices)		10104

		(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

None

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2012, Richard V. Silver, our Senior Executive Vice President, Chief Administrative Officer and Chief Legal Officer announced that he will retire from the Company on May 1, 2012.

In addition, Alvin H. Fenichel, our Senior Vice President and Chief Accounting Officer will retire on April 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONY LIFE INSURANCE COMPANY OF AMERICA

Date: March 2, 2012	By:	/s/ Dave S. Hattem
	Name:	Dave S. Hattem
	Title:	Senior Vice President and General Counsel